Exhibit 99.1

Cohu Reports Second Quarter 2015 Operating Results

●	Q2 sales of $75.2 million are up 19% sequentially

●	Q2 non-GAAP adjusted EPS of $0.27; GAAP income per share of $0.15

●	Divested last non-core business, Broadcast Microwave Services

POWAY, Calif., July 30, 2015 -- Cohu, Inc. (NASDAQ:COHU) today reported fiscal 2015 second quarter net sales of $75.2 million and GAAP income of $3.9 million or $0.15 per share. The Company also reported non-GAAP results, with second quarter 2015 income of $7.2 million or $0.27 per share. (1)

GAAP Results (1)
(in millions, except per share amounts)	Q2 FY 2015	Q1 FY 2015	Q2 FY 2014	6 Months 2015	6 Months 2014

Net sales	$75.2	$63.4	$74.3	$138.7	$134.5

Income (loss)	$3.9	$(1.7)	$2.2	$2.2	$(0.5)
Income (loss) per share	$0.15	$(0.07)	$0.09	$0.08	$(0.02)

Non-GAAP Results (1)
(in millions, except per share amounts)	Q2 FY 2015	Q1 FY 2015	Q2 FY 2014	6 Months 2015	6 Months 2014

Income	$7.2	$1.6	$5.4	$8.8	$6.3
Income per share	$0.27	$0.06	$0.21	$0.33	$0.25

(1)

On June 10, 2015 the Company announced the sale of its mobile microwave communication equipment business, Broadcast Microwave Services, Inc. (“BMS”) and, as a result, the operating results of BMS have been presented as discontinued operations and all prior period amounts have been reclassified accordingly. All amounts presented are from continuing operations.

Cash from operations was $0.2 million for the second quarter of 2015 and total cash and investments at the end of the second quarter were $74.0 million.

Luis Müller, President and Chief Executive Officer of Cohu stated, “We delivered solid financial performance in the second quarter with earnings better than forecast. We also secured several design-wins, including the acceptance of the new Eclipse handler that incorporates our proprietary T-Core thermal technology at a major test subcontractor in Korea, sale of Saturn gravity handlers to a European-headquartered customer and qualification of the NY20 turret handler for RF device testing at a major US-based semiconductor manufacturer.”

Müller concluded, “We are focused on achieving our near term financial model, executing our strategy to gain handler market share and increasing our served market as we expand into adjacent verticals of test contactors and wafer level package test.”

Cohu expects third quarter 2015 sales to be approximately $66 million. Cohu's Board of Directors approved a quarterly cash dividend of $0.06 per share payable on October 23, 2015 to shareholders of record on August 28, 2015.

Use of Non-GAAP Financial Information:

Included within this press release are non-GAAP financial measures that supplement the Company's Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude charges and the related income tax effect for share-based compensation, the amortization of acquired intangible assets, manufacturing transition costs, employee severance costs and asset impairment. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations.

These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate Cohu’s financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Forward Looking Statements:

Certain matters discussed in this release, including statements regarding expectations of business and market conditions, sales, revenues, market share gains, expansion into the test contactor and wafer level package test markets and operating results are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected or forecasted. Such risks and uncertainties include, but are not limited to, risks associated with acquisitions, inventory, goodwill and other asset write-downs; our ability to convert new products under development into production on a timely basis, support product development and meet customer delivery and acceptance requirements for next generation equipment; our reliance on third-party contract manufacturers; failure to obtain customer acceptance resulting in the inability to recognize revenue and accounts receivable collection problems; customer orders may be canceled or delayed; the concentration of our revenues from a limited number of customers; intense competition in the semiconductor test handler industry; our reliance on patents and intellectual property; compliance with U.S. export regulations; and the cyclical and unpredictable nature of capital expenditures by semiconductor manufacturers. These and other risks and uncertainties are discussed more fully in Cohu's filings with the Securities and Exchange Commission, including the most recently filed Form 10-K and Form 10-Q. The forward-looking statements included in this release speak only as of the date hereof, and Cohu does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances.

About Cohu:

Cohu is a leading supplier of semiconductor test and inspection handlers, micro-electro mechanical system (MEMS) test modules, test contactors and thermal sub-systems used by global semiconductor manufacturers and test subcontractors.

Cohu will be conducting their conference call on Thursday, July 30, 2015 at 1:30 p.m. Pacific Time/4:30 p.m. Eastern Time. The call will be webcast at www.cohu.com. Replays of the call can be accessed at www.cohu.com.

For press releases and other information of interest to investors, please visit Cohu’s website at www.cohu.com. Contact: Jeffrey D. Jones - Investor Relations (858) 848-8106

COHU, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
(in thousands, except per share amounts)

	Three Months Ended (1)		Six Months Ended (1)
	June 27,	June 28,	June 27,	June 28,
	2015	2014	2015	2014

Net sales	$75,211	$74,299	$138,658	$134,469
Cost and expenses:
Cost of sales	49,509	50,036	92,811	90,176
Research and development	7,731	8,884	16,296	18,348
Selling, general and administrative	13,811	12,473	26,083	25,860
	71,051	71,393	135,190	134,384
Income from operations	4,160	2,906	3,468	85
Interest and other, net	4	5	10	19
Income from continuing operations before taxes	4,164	2,911	3,478	104
Income tax provision	277	711	1,311	611
Income (loss) from continuing operations	3,887	2,200	2,167	(507)

Discontinued operations:
Income (loss) from discontinued operations before taxes (2)	(3,959)	2,024	(4,973)	1,427
Income tax provision	-	61	6	105
Income (loss) from discontinued operations	(3,959)	1,963	(4,979)	1,322
Net income (loss)	$(72)	$4,163	$(2,812)	$815

Income (loss) per share:

Basic:
Income (loss) from continuing operations	$0.15	$0.09	$0.08	$(0.02)
Income (loss) from discontinued operations	(0.15)	0.07	(0.19)	0.05
Net income (loss)	$0.00	$0.16	$(0.11)	$0.03

Diluted:
Income (loss) from continuing operations	$0.15	$0.09	$0.08	$(0.02)
Income (loss) from discontinued operations	(0.15)	0.07	(0.19)	0.05
Net income (loss)	$0.00	$0.16	$(0.11)	$0.03

Weighted average shares used in computing income (loss) per share: (3)
Basic	26,059	25,324	25,905	25,223
Diluted	26,722	25,797	26,620	25,223

(1)

The three- and six-month periods ended June 27, 2015 and June 28, 2014 were comprised of 13 weeks and 26 weeks, respectively. On June 10, 2015 the Company announced the sale of its mobile microwave communications equipment business and, as a result, the operating results of BMS have been presented as discontinued operations and all prior period amounts have been reclassified accordingly.

(2)

Current year amounts include the loss generated by the sale of our mobile microwave communication equipment business totaling $2.9 million and $3.0 million for the three- and six-month periods ended June 27, 2015, respectively. Prior year amounts include a gain on sale of our video camera business of $4.2 million and $4.1 million for the three- and six-month periods ended June 28, 2014, respectively.

(3)

The Company has utilized the "control number" concept in the computation of diluted earnings per share to determine whether a potential common stock instrument is dilutive. The control number used is income (loss) from continuing operations. The control number concept requires that the same number of potentially dilutive securities applied in computing diluted earnings per share from continuing operations be applied to all other categories of income or loss, regardless of their anti-dilutive effect on such categories. Therefore, no dilutive effect is recognized in the calculation of income from discontinued operations per share for the six months ended June 28, 2014.

COHU, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands) (Unaudited)

	June 27,	December 27,
	2015 (1)	2014 (1) (2)
Assets:
Current assets:
Cash and investments	$74,041	$72,040
Accounts receivable	69,784	70,490
Inventories	53,213	49,200
Deferred taxes and other	11,695	12,769
Current assets of discontinued operations	-	10,318
Total current assets	208,733	214,817
Property, plant & equipment, net	30,958	31,854
Goodwill	61,295	63,132
Intangible assets, net	30,160	33,087
Other assets	5,633	5,928
Total assets	$336,779	$348,818

Liabilities & Stockholders’ Equity:
Current liabilities:
Deferred profit	$7,648	$6,941
Other current liabilities	56,112	58,754
Current liabilities of discontinued operations	-	2,783
Total current liabilities	63,760	68,478
Other noncurrent liabilities	33,852	32,566
Noncurrent liabilities of discontinued operations	-	706
Stockholders’ equity	239,167	247,068
Total liabilities & stockholders’ equity	$336,779	$348,818

(1)

On June 10, 2015 the Company announced the sale of its mobile microwave communication equipment business and, as a result, the operating results of BMS have been presented as discontinued operations and all prior period amounts have been reclassified accordingly.

(2)	Certain prior year amounts have been reclassified to conform with current period presentation.

COHU, INC.
Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)
(in thousands, except per share amounts)
	Three Months Ended
	June 27,	March 28,	June 28,
	2015	2015	2014

Income (loss) from operations - GAAP basis (a)	$4,160	$(692)	$2,906
Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of goods sold	198	115	190
Research and development	254	331	422
Selling, general and administrative	1,294	1,252	1,001
	1,746	1,698	1,613
Amortization of intangible assets included in (c):
Cost of goods sold	1,361	1,385	1,570
Selling, general and administrative	384	390	432
	1,745	1,775	2,002
Manufacturing transition and severance costs included in (d):
Research and development	-	-	20
Selling, general and administrative	311	39	214
	311	39	234

Asset impairment included in selling, general and administrative (e)	-	273	-
Income from operations - non-GAAP basis (f)	$7,962	$3,093	$6,755

Income (loss) from continuing operations - GAAP basis	$3,887	$(1,720)	$2,200
Non-GAAP adjustments (as scheduled above)	3,802	3,785	3,849
Tax effect of non-GAAP adjustments (g)	(476)	(450)	(683)
Income from continuing operations - non-GAAP basis	$7,213	$1,615	$5,366
GAAP income (loss) from continuing operations per share - diluted	$0.15	$(0.07)	$0.09
Non-GAAP income from continuing operations per share - diluted (h)	$0.27	$0.06	$0.21

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company's operating performance. Our management uses these non-GAAP financial measures in assessing the Company's operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Manufacturing transition costs relate principally to employee severance expenses incurred as a result of moving certain manufacturing activities to Asia as part of our cost reduction efforts and employee severance are costs incurred in conjunction with the termination of certain employees to streamline our operations and reduce costs.  Management has excluded these costs primarily because they are not reflective of the ongoing operating results and they are not used to assess ongoing operational performance. Impairments are incurred when specific assets or a reporting unit’s carrying value exceeds its fair value. Management has excluded this item because it is not reflective of the ongoing operating results and because of the infrequent and non-cash nature of this activity. Excluding this data provides investors with a basis to compare Cohu’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	5.5%, (1.1)% and 3.9% of net sales, respectively.
(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.
(c)	To eliminate the amortization of acquired intangible assets.
(d)	To eliminate manufacturing transition and employee severance costs.
(e)	To eliminate the asset impairment charge recorded in the first quarter of 2015.
(f)	10.6%, 4.9% and 9.1% of net sales, respectively.
(g)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.
(h)

Computed using 26,519 diluted shares outstanding for the three-month period ended March 28, 2015 as the effect of dilutive securities was excluded from GAAP diluted common shares due to the reported loss from continuing operations under GAAP, but are included for non-GAAP diluted common shares since the Company has non-GAAP income from continuing operations. All other periods presented were computed using number of GAAP diluted shares outstanding for each period.

COHU, INC.
Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)
(in thousands, except per share amounts)
	Six Months Ended
	June 27,	June 28,
	2015	2014

Income from operations - GAAP basis (a)	$3,468	$85
Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of goods sold	313	265
Research and development	585	911
Selling, general and administrative	2,546	1,872
	3,444	3,048
Amortization of intangible assets included in (c):
Cost of goods sold	2,746	3,143
Selling, general and administrative	774	862
	3,520	4,005

Manufacturing transition and severance costs included in (d):
Research and development	-	20
Selling, general and administrative	350	998
	350	1,018

Asset impairment included in selling, general and administrative (e)	273	-
Income from operations - non-GAAP basis (f)	$11,055	$8,156

Income (loss) from continuing operations - GAAP basis	$2,167	$(507)
Non-GAAP adjustments (as scheduled above)	7,587	8,071
Tax effect of non-GAAP adjustments (g)	(926)	(1,237)
Income from continuing operations - non-GAAP basis	$8,828	$6,327
GAAP income (loss) per share - diluted	$0.08	$(0.02)
Non-GAAP income per share - diluted (h)	$0.33	$0.25

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company's operating performance. Our management uses these non-GAAP financial measures in assessing the Company's operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Manufacturing transition costs relate principally to employee severance expenses incurred as a result of moving certain manufacturing activities to Asia as part of our cost reduction efforts and employee severance are costs incurred in conjunction with the termination of certain employees to streamline our operations and reduce costs. Management has excluded these costs primarily because they are not reflective of the ongoing operating results and they are not used to assess ongoing operational performance. Impairments are incurred when specific assets or a reporting unit’s carrying value exceeds its fair value. Management has excluded this item because it is not reflective of the ongoing operating results and because of the infrequent and non-cash nature of this activity. Excluding this data provides investors with a basis to compare Cohu’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	2.5% and 0.1% of net sales, respectively.
(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.
(c)	To eliminate the amortization of acquired intangible assets.
(d)	To eliminate manufacturing transition and employee severance costs.
(e)	To eliminate the asset impairment charge recorded in the first quarter of 2015.
(f)	8.0% and 6.1% of net sales, respectively.
(g)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.
(h)

The six months ended June 28, 2014 was computed using 25,460 shares outstanding as the effect of dilutive securities was excluded from GAAP diluted common shares due to the reported loss from continuing operations under GAAP, but are included for non-GAAP diluted common shares since the Company has non-GAAP income from continuing operations. All other periods presented were computed using number of GAAP diluted shares outstanding for each period.